Other gains (losses), net (Tables)	12 Months Ended
Dec. 31, 2018
Other gains (losses), net
Schedule of other gains (losses), net

	Year ended	Year ended	Year ended
	12/31/18	12/31/17	12/31/16
	USD’000	USD’000	USD’000
Net gain (loss) arising on financial instruments at FVPL
Cross currency swap contracts — cash flow hedges	2,265	2,150	(14,989)
Cross currency swap contracts	1,158	—	—
Foreign currency forward contracts	(2,108)	2,109	—
Financial products sold by banks	6,443	1,087	4,651
Equity securities	2,015	—	—
Other derivative financial instrument(1)	—	1,544	2,721
	9,773	6,890	(7,617)
Others(2)	14,509	9,609	5,504
	24,282	16,499	(2,113)
(1)

The derivative financial instrument was a put option with the right of Siltech Semiconductor (Shanghai) Corporation Limited (“SilTech Shanghai”, an indirectly wholly-owned subsidiary of the Company) to sell Suzhou Changjiang Electric Xinke Investment Co., Ltd. (“Changjiang Xinke”) to Jiangsu Changjiang Electronics Technology Co., Ltd. (“JCET”), pursuant to an investment exit agreement entered in December 2014 and exercised in June 2017.

(2)

In 2017, others included a gain of US$18.5 million arising from the disposal agreement and the subscription agreement (Note 19) entered by SilTech Shanghai and JCET on April 27, 2016, and a loss of potential cash compensation accrued at US $12.5 million that may be incurred depending on the profit of Changjiang Xinke during the three years of 2017, 2018 and 2019. The potential cash compensation was deemed as the terms of the supplemental agreement entered by SilTech Shanghai and JCET on December 9, 2016.